UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2004

Barrier Therapeutics, Inc.

(Exact name of registrant specified in its charter)

Delaware	000-50680	22-3828030
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 College Road East, Suite 3200, Princeton, New Jersey 08540
(Address of principal executive offices)

(609) 945-1200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01 Entry into a Material Definitive Agreement.

     On September 7, 2004, Barrier Therapeutics, Inc. (“Barrier”) entered into Amendment No. 1 (the “JJCC Amendment”) to the Intellectual Property Transfer and License Agreement dated as of May 6, 2002 (the “Original JJCC Agreement”), with Johnson & Johnson Consumer Companies, Inc. (“JJCC”). Under the Original JJCC Agreement, Barrier’s license to its Zimycan product candidate excluded the right to sell that product in the following countries: Argentina, Australia, Belgium, Denmark, Germany, Indonesia, Luxembourg, Mexico, New Zealand, Peru and Venezuela. Pursuant to the JJCC Amendment, Barrier obtained the semi-exclusive right to sell Zimycan in these countries and agreed that Pakistan, previously exclusive to Barrier, would also be semi-exclusive.

     On September 7, 2004, contemporaneously with the execution of the JJCC Amendment, Barrier entered into Amendment No. 1 (the “JPPLP Amendment”) to the Intellectual Property Transfer and License Agreement (the “Original JPPLP Agreement”) dated as of May 6, 2002, with Janssen Pharmaceutica Products, L.P. (“JPPLP”). Under the Original JPPLP, Agreement Barrier’s license to its Ketanserin product candidate included the exclusive right to sell that product in South America. Pursuant to the JPPLP Amendment, Barrier granted back to JPPLP the semi-exclusive right to sell Ketanserin in South America and the parties agreed that the indication of anal fissures would be included in Barrier’s field of use for Ketanserin, except in South America where the parties each have semi-exclusive rights to sell Ketanserin and except in Mexico, Central America and the Caribbean where JPPLP retained exclusive rights to sell Ketanserin. Under the Amendment, Barrier also obtained the rights to additional clinical data related to Ketanserin.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

          10.1 – Amendment No. 1 to the Intellectual Property Transfer and License Agreement dated as of September 7, 2004, by and between Barrier Therapeutics, Inc. and Johnson & Johnson Consumer Companies, Inc.

          10.2 — Amendment No. 1 to the Intellectual Property Transfer and License Agreement, dated as of September 7, 2004, by and between Barrier Therapeutics, Inc. and Janssen Pharmaceutica Products, L.P.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARRIER THERAPEUTICS, INC.
Date: September 10, 2004	By:	ANNE M. VANLENT
		Name:	Anne M. VanLent
		Title:	Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Exhibit Title
10.1	Amendment No. 1 to the Intellectual Property Transfer and License Agreement dated as of September 7, 2004, by and between Barrier Therapeutics, Inc. and Johnson & Johnson Consumer Companies, Inc.

10.2	Amendment No. 1 to the Intellectual Property Transfer and License Agreement, dated as of September 7, 2004, by and between Barrier Therapeutics, Inc. and Janssen Pharmaceutica Products, L.P.